UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant §240.14a-12

DIGITAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DIGITAL REALTY TRUST, INC. 2026 Annual Meeting For shares held directly, vote by May 28, 2026 11:59 PM ET. For shares held in a Plan, vote by May 26, 2026 11:59 PM ET. JORDAN SADLER 601 W. 2ND STREET FLOOR 32 AUSTIN, TX 78701 V91480-P50349 You invested in DIGITAL REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 29, 2026 10:00 am CDT DIGITAL REALTY TRUST, INC. 601 W. 2nd Street, Floor 32 Austin, TX 78701 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting ItemsRecommends1.Election of DirectorsNominees:1a.Stephen R. Bolze For 1b.VeraLinn Jamieson For 1c.Kevin J. Kennedy For 1d.William G. LaPerch For 1e.Jean F.H.P. Mandeville For 1f.Afshin Mohebbi For 1g.Mark R. Patterson For 1h.Andrew P. Power For 1i.Mary Hogan Preusse For 1j.Susan Swanezy For 2.To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3.To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement (Say-on-Pay). For 4.A stockholder proposal regarding enhanced water risk disclosure, if properly presented. Against NOTE: Such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91481-P50349